Others, Net (Tables)	9 Months Ended
Sep. 30, 2020
Other Nonoperating Income (Expense) [Abstract]
Schedule of Other Nonoperating Income Expense

	For the nine months ended September 30,
	2019	2020
	RMB	RMB
Value-added tax exemption due to the COVID-19	—	29,469
Government grants	10,928	25,333
Fair value changes of short-term investments	836	7,119
Foreign exchange gain/(loss)	5,724	(8,182)
Others	(296)	(2,192)

Total	17,192	51,547